Exhibit 99.1

Joint Press Release

For Immediate Release

Company Name:  Dainippon Sumitomo Pharma Co., Ltd.

Representative:  Masayo Tada, President

(Securities Code: 4506, 1st Section of TSE and OSE)

Contact:  Atsuko Higuchi, Director, Public Relations

Phone: 06-6203-1407

Company Name:  Sepracor Inc.

Representative:  Adrian Adams, President and Chief Executive Officer

Contact:  Jonaé R. Barnes,

Sr. Vice President, Investor Relations and Corporate Communications

Phone:   (508) 481-6700

DAINIPPON SUMITOMO PHARMA CO., LTD. AND SEPRACOR INC.

ANNOUNCE SUCCESSFUL TENDER OFFER AND
COMMENCEMENT OF SUBSEQUENT OFFERING PERIOD

OSAKA, Japan and MARLBOROUGH, Mass. — Oct. 14, 2009 - Dainippon Sumitomo Pharma Co., Ltd. (“DSP”) and Sepracor Inc. (“Sepracor”) (NASDAQ: SEPR) today announce the successful completion of the tender offer by DSP’s indirect wholly-owned subsidiary, Aptiom, Inc. (“Offeror”), to acquire all outstanding shares of common stock of Sepracor for $23.00 per share in cash.  The initial offering period expired, as scheduled, at 12:00 midnight, New York City time, at the end of the day on Tuesday, October 13, 2009.  The depositary for the tender offer has advised DSP that, as of the expiration of the initial offering period, a total of approximately 86,913,744 shares (excluding shares tendered through notices of guaranteed delivery) were validly tendered to Offeror and not properly withdrawn, representing approximately 78.2% of the shares outstanding.  13,881,625 additional shares were tendered through notices of guaranteed delivery.  Offeror has accepted all shares that were validly tendered and not properly withdrawn during the initial offering period.  Payment for such shares will be made promptly, in accordance with the terms of the offer.

DSP also announced that Offeror will provide a subsequent offering period for all remaining shares of Sepracor common stock to permit stockholders who have not yet tendered their shares to do so.  This subsequent offering period will expire at 5:00 p.m., New York City time, on Monday, October 19, 2009.  The same $23.00 per share cash consideration offered during the initial offering period will be paid to holders of Sepracor’s common stock who tender their shares during the subsequent offering period.  The procedures for tendering shares during the subsequent offering period are the same as during the initial offering period, except that (i) the guaranteed delivery procedures may not be used during the subsequent offering period and (ii) shares tendered during the subsequent offering period may not be withdrawn.

Additional Information and Where to Find It

THIS ANNOUNCEMENT IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL SEPRACOR’S COMMON STOCK.  THE TENDER OFFER IS BEING MADE PURSUANT TO A TENDER OFFER STATEMENT ON SCHEDULE TO (INCLUDING THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER RELATED TENDER OFFER MATERIALS) THAT WAS FILED BY OFFEROR WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) ON SEPTEMBER 15, 2009.  THESE

MATERIALS AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 FILED WITH THE SEC BY SEPRACOR ON SEPTEMBER 15, 2009, AS THEY  HAVE BEEN AMENDED AND SUPPLEMENTED AND MAY FURTHER BE AMENDED AND SUPPLEMENTED FROM TIME TO TIME, CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER, THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER.  INVESTORS AND STOCKHOLDERS CAN OBTAIN A FREE COPY OF THESE MATERIALS AND OTHER DOCUMENTS FILED BY OFFEROR WITH THE SEC AT THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.  THE TENDER OFFER MATERIALS MAY ALSO BE OBTAINED FOR FREE BY CONTACTING THE INFORMATION AGENT FOR THE TENDER OFFER, GEORGESON INC., AT 1-212-440-9800 FOR BANKS AND BROKERS AND TOLL FREE AT 1-888-877-5330 FOR STOCKHOLDERS AND ALL OTHERS, OR BY WRITING TO 199 WATER STREET, 26TH FLOOR, NEW YORK, NY 10038.  INVESTORS AND SECURITY HOLDERS MAY ALSO OBTAIN FREE COPIES OF THESE DOCUMENTS THAT ARE FILED WITH THE SEC FROM SEPRACOR AT HTTP://WWW.SEPRACOR.COM.

About DSP

DSP is a multi-billion dollar, top-ten listed pharmaceutical company in Japan with a diverse portfolio of pharmaceutical, animal health and food and specialty products. DSP’s strong research and development presence in the areas of central nervous system, diabetes, cardiovascular disease, and inflammation/allergy, is based on the merger in 2005 between Sumitomo Pharmaceuticals Co., Ltd., and Dainippon Pharmaceutical Co., Ltd. Today, DSP has approximately 5,000 employees worldwide. Additional information about DSP is available through its corporate web site at http://www.ds-pharma.co.jp.

About Sepracor

Sepracor is a fully integrated specialty pharmaceutical company dedicated to treating and preventing human disease by discovering, developing and commercializing innovative pharmaceutical products that are directed toward serving large and growing markets and unmet medical needs. Sepracor’s drug development, corporate development, and licensing efforts have yielded a portfolio of pharmaceutical products and candidates with a focus on respiratory and central nervous system disorders. Sepracor’s currently marketed products in the U.S. include LUNESTA® brand eszopiclone, XOPENEX® brand levalbuterol HCl Inhalation Solution, XOPENEX HFA® brand levalbuterol tartrate Inhalation Aerosol, BROVANA® brand arformoterol tartrate Inhalation Solution, OMNARIS® brand ciclesonide Nasal Spray and ALVESCO® brand ciclesonide HFA Inhalation Aerosol. Sepracor’s wholly owned subsidiary, Sepracor Pharmaceuticals, Inc., markets several additional products in Canada that are focused in the cardiovascular, central nervous system, pain and infectious disease therapeutic areas. Sepracor has approximately 2,100 employees worldwide. Additional information about Sepracor is available through its corporate web site at http://www.sepracor.com.

Forward-Looking Statements

This announcement contains forward-looking statements that involve significant risks and uncertainties. All statements that are not historical facts are forward-looking statements, including: statements that are preceded by, followed by, or that include the words “believes,” “anticipates,” “plans,” “expects”, “could”, “should” or similar expressions; statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; statements regarding the anticipated timing of payment for shares validly tendered and not properly withdrawn in the offer; and any statements of assumptions underlying any of the foregoing. All estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect DSP’s or Sepracor’s (as applicable) current perspective on existing trends and information. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties that are subject to change based on factors that are, in many instances, beyond Sepracor’s or DSP’s control. Risks and uncertainties that could cause results to differ from expectations include:

uncertainties as to the timing of the tender offer and merger; uncertainties as to how many Sepracor stockholders will tender their shares in the offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities, other business effects, including the effects of industry, economic or political conditions outside of Sepracor’s or DSP’s control; transaction costs; actual or contingent liabilities; or other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by Sepracor, as well as the tender offer documents filed by Offeror and the Solicitation/Recommendation Statement filed by Sepracor. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on either Sepracor’s or DSP’s results of operations or financial condition. Neither Sepracor nor DSP undertakes any obligation to update or revise any forward-looking statements as a result of new information, future developments or otherwise.

Lunesta, Xopenex, Xopenex HFA and Brovana are registered trademarks of Sepracor Inc.  Omnaris and Alvesco are registered trademarks of Nycomed GmbH.

For a copy of this release or any recent release, visit Sepracor’s web site at http://www.sepracor.com.